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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549




                               FORM 8-K/A



                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934



                     Date of Report:  March 29, 1995
                    (Date of earliest event reported)



                       ALLIANCE GAMING CORPORATION
                          a Nevada corporation
         (Exact name of registrant as specified in its charter)


            Nevada             0-4281:       88-0104066
(State or other jurisdiction (Commission  (I.R.S. Employer
       of incorporation)    File Number) Identification No.)


                          4380 Boulder Highway
                         Las Vegas, Nevada 89121
     (Address of principal executive offices, including zip code)


                             (702) 435-4200
          (Registrant's telephone number, including area code)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Audited Financial Statements of Rainbow Casino-Vicksburg
     Partnership, L.P.

     Balance Sheets as of December 31, 1994 and July 15, 1994 and Statement of Operations, Statement of Partners' Capital (Deficit), and Statement of Cash Flows for the period from February 19, 1993 (inception) through December 31, 1994.

     Attached are supplemental materials for Item 7(a) to the Form 8-K filed by Alliance Gaming Corporation (the
     "Company") on April 13, 1995.

(b)  Unaudited Pro Forma Information

     Attached are supplemental materials for Item 7(b) to the Form 8-K filed by the Company on April 13, 1995, consisting of certain pro forma information and accompanying notes.

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                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Alliance Gaming Corporation



Dated:  April 17, 1995        By:  /s/ Steve Greathouse
                                   Name:  Steve Greathouse
                                   Title:  President and CEO


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                               EXHIBIT INDEX

(a)  Audited Financial Statements of Rainbow Casino-Vicksburg
     Partnership, L.P.

     Balance Sheets as of December 31, 1994 and July 15, 1994 and
     Statement of Operations, Statement of Partners' Capital
     (Deficit), and Statement of Cash Flows for the period
     February 19, 1993 (inception) through December 31, 1994.

     Attached are supplemental materials for Item 7(a) to the Form 8-K filed by the Company on April 13, 1995.

(b)  Unaudited Pro Forma Information

     Attached are supplemental materials for Item 7(b) to the Form 8-K filed by the Company on April 13, 1995, consisting of certain pro forma information and accompanying notes.


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                      Report of Independent Auditors


The Partners
Rainbow Casino Vicksburg Partnership, L.P.



We have audited the accompanying balance sheets of Rainbow Casino Vicksburg Partnership, L.P. as of July 15, 1994 and December 31, 1994 and the related statements of operations, partners' capital (deficit), and cash flows for the period from February 19, 1993 (inception) through December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rainbow Casino Vicksburg Partnership, L.P. at July 15, 1994 and December 31, 1994, and the results of operations and its cash flows for the period from February 19, 1993 (inception) through December 31, 1994 in conformity with generally accepted accounting principles.


                              Ernst & Young LLP



March 15, 1995, except for Note 6
as to which the date is March 29, 1995

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                Rainbow Casino Vicksburg Partnership, L.P.

                              Balance Sheets


                                   December 31      July 15
                                      1994           1994

Assets
Current assets:
  Cash                             $ 1,220,880    $ 1,031,814
  Accounts receivable                   30,801            --
  Inventories                           14,841         28,855
  Prepaid expenses                      89,667        198,197
Total current assets                 1,356,189      1,258,866

Property and equipment:
  Land                                  24,500         24,500
  Land improvements                  4,249,626      3,712,672
  Gaming facility and related
    improvements                     4,113,407      4,091,422
  Furniture and gaming equipment     6,047,601      5,997,931
  Construction in process              159,763        145,659
                                    14,594,897     13,972,184
  Less accumulated depreciation
    and amortization                   834,754          4,800
                                    13,760,143     13,967,384

Other assets:
  Deferred licensing costs, net of
    accumulated amortization of
    $71,844 at December 31, 1994
    and $0 at July 15, 1994             84,906        156,750
  Other assets                         426,134        256,125
                                       511,040        412,875
Total assets                       $15,627,372    $15,639,125

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                                   December 31      July 15
                                      1994           1994

Liabilities and partners'
  capital (deficit)
Current liabilities:
  Notes payable                    $   179,824    $   258,403
  Accounts payable                     730,352      3,919,039
  Accrued expenses                   1,484,378        347,475
  Due to general partner                46,501             --
  Accrued royalties and management
    fee due to related party           532,398        785,698
  Current portion of long-term debt  2,993,836      2,617,186
  Current portion of capital
    lease obligation                    34,265         37,762
Total current liabilities            6,001,554      7,965,563

Long-term debt, less
  current portion                   13,152,691     10,479,613

Capital lease obligation, less
  current portion                      151,549        166,306

Partners' capital (deficit):
  General partner                   (2,052,735)    (1,664,400)
  Limited partners                  (1,625,687)    (1,307,957)
                                    (3,678,422)    (2,972,357)



Total liabilities and
  partners' capital (deficit)      $15,627,372    $15,639,125




See accompanying notes.

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                Rainbow Casino Vicksburg Partnership, L.P.

                          Statement of Operations

                 Period from February 19, 1993 (inception)
                         through December 31, 1994


Revenue:
  Casino                                          $ 9,797,593
  Food and beverage                                    23,501
Total revenue                                       9,821,094

Operating expenses:
  Casino                                            3,883,914
  Food and beverage                                    10,458
  Gaming taxes                                      1,524,001
  General and administrative                          794,639
  Marketing and promotion                             873,402
  Management fee - related party                       45,832
  Depreciation and amortization                       906,598
  Royalty fees                                      1,670,120
  Other                                               172,173
  Preopening costs                                  2,802,090
Total operating expenses                           12,683,227
Operating loss                                     (2,862,133)

Interest expense                                      750,504
Net loss                                          $(3,612,637)




See accompanying notes.

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                Rainbow Casino Vicksburg Partnership, L.P.

                 Statement of Partners' Capital (Deficit)

                 Period from February 19, 1993 (inception)
                         through December 31, 1994


                                                      Total
                                                     Partners'
                              General    Limited      Capital
                              Partner    Partners    (Deficit)

Partners' capital at      $     -      $      -    $      -
  February 19, 1993
Contribution of liabilities
  in excess of assets         (65,785)        -         (65,785)
Net loss for period from
  inception through
  July 15, 1994            (1,598,615)  (1,307,957)  (2,906,572)
Partners' capital
  (deficit) at July 15,
  1994                     (1,664,400)  (1,307,957)  (2,972,357)
Net loss for period from
  July 16, 1994 through
  December 31, 1994          (388,335)    (317,730)    (706,065)
Partners' capital
  (deficit) at December
  31, 1994                $(2,052,735) $(1,625,687) $(3,678,422)


See accompanying notes.

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                Rainbow Casino Vicksburg Partnership, L.P.

                          Statement of Cash Flows

                 Period from February 19, 1993 (inception)
                         through December 31, 1994


Operating activities
Net loss                                          $(3,612,637)
Adjustments to reconcile net loss to net cash
  provided by operating activities:
  Depreciation and amortization                       906,598
  Preopening costs                                  2,802,090
  Changes in operating assets and liabilities:
    Accounts receivable                               (30,801)
    Inventories                                        14,014
    Prepaid expenses                                  108,530
    Other assets                                     (170,009)
    Accounts payable                                  730,352
    Accrued expenses                                1,233,107
    Due to general partner                             46,501
    Accrued royalties and management fee due
      to related party                               (253,300)
Net cash provided by operating activities           1,774,445

Investing activities
Purchases of property and equipment                   (70,466)
Net cash used in investing activities                 (70,466)

Financing activities
Cash contributions - general partner                  835,000
Payments of long-term debt and capital lease
  obligation                                       (1,159,108)
Payments of notes payable                            (158,991)
Net cash used in financing activities                (483,099)

Net increase in cash                                1,220,880
Cash at beginning of period                                 -
Cash at end of period                             $ 1,220,880



See accompanying notes.


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                Rainbow Casino Vicksburg Partnership, L.P.

                       Notes to Financial Statements

                             December 31, 1994


1.   Description of Business and Accounting Policies

Rainbow Casino Vicksburg Partnership, L.P. (the Partnership) was formed on February 19, 1993 as a Mississippi limited partnership to develop a dockside gaming facility in Vicksburg, Mississippi. The initial partners consisted of Rainbow Casino Corporation as the general partner with a 55% partnership interest and the two individual shareholders of Rainbow Casino Corporation as the limited partners each with 22.5% limited partnership interest. Prior to July 12, 1994, the Partnership was inactive. On July 12, 1994, the general partner made the initial contribution to the Partnership of certain assets and liabilities with a net book value of $(65,785). Also on that date, the Partnership received its gaming license and commenced operations. On July 15, 1994, United Gaming Rainbow, a wholly owned subsidiary of Alliance Gaming Corporation (Alliance), purchased the limited partnership interests of the Partnership from the two limited partners. (See
Note 2.)

Net income (loss) is allocated to the partners based on their ownership interests.

Inventories

Inventories, which consist principally of beverage and operating supplies, are stated at the lower of cost or market using the first-in, first-out method.

Property and Equipment

Property and equipment are stated at cost. Depreciation and amortization are computed using the straight-line method over the following estimated useful lives:

          Land improvements                            20 years
          Gaming facility and related improvements     15 years
          Furniture and gaming equipment            3 - 7 years

Included in property and equipment are capitalized interest costs of approximately $114,000 incurred in connection with the construction of the gaming facility.

Revenue and Complimentaries

The Partnership recognizes as casino revenue the net win from gaming activities, which is the difference gaming wins and losses.

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                Rainbow Casino Vicksburg Partnership, L.P.

                 Notes to Financial Statements (continued)



1.   Description of Business and Accounting Policies (continued)

Revenues exclude the retail value of food and beverage provided to customers on a complimentary basis. The estimated costs of these complimentaries were $119,726 for the period from inception through December 31, 1994. These amounts are included in casino expenses in the accompanying statement of operations.

Preopening Costs

Preopening costs, consisting primarily of labor, training, and marketing incurred prior to the opening of the gaming facility, were expensed upon commencement of operations of the gaming facility.

Deferred Licensing Costs

Licensing costs consist primarily of legal fees and payments to the State of Mississippi in connection with obtaining the Partnership's initial gaming license. These costs are amortized using the straight-line method over the first 12 months of operations.

Income Taxes

Income taxes are the liability of the individual partners and not of the Partnership. Therefore, no provision for income taxes has been made in the accompanying financial statements.

2.   Management Agreement

On October 28, 1993, the Partnership entered into a perpetual management agreement with Mississippi Ventures, Inc. (Manager), a wholly owned subsidiary of Alliance, to manage the operations of the gaming facility. The management agreement provides for reimbursement of the Manager's expenses of approximately $470,000 incurred prior to opening. Subsequent to opening, the management agreement provides for compensation to the Manager of $100,000 per year, payable in equal monthly installments and, if performance meets certain criteria defined by the management agreement, an additional bonus of 2% to 4% of earnings before interest, taxes, depreciation, amortization and royalties.


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                Rainbow Casino Vicksburg Partnership, L.P.

                 Notes to Financial Statements (continued)



2.   Management Agreement (continued)

On the earlier of either the three-year anniversary of the management agreement or the termination of the management agreement, the Partnership is required to pay the Manager
$275,000. This amount is included in accrued royalties and management fee due to related parties in the accompanying balance sheets.

3.   Long-Term Debt

Long-term debt consisted of the following

                                   December 31      July 15
                                      1994           1994

7.50% note payable to Hospitality
  Franchise Systems, Inc. in
  monthly installments of $153,383
  including interest, through August
  2001, collateralized by substan-
  tially all assets, excluding
  gaming equipment, and a pledge
  of 51% of the stock of Rainbow
  Casino Corporation               $ 9,539,870    $ 7,141,412
7.50% mandatory redeemable
  special partnership interest,
  payable to Alliance in monthly
  installments of $49,170 including
  interest, through August 2001      3,250,000      1,918,006
Prime plus 4% (12.5% at December
  31, 1994) notes payable to vendor
  in monthly installments of
  $104,624 plus interest, through
  July 1997, collateralized by
  gaming equipment                   3,144,797      3,766,456
Prime plus 2% (10.5% at December
  31, 1994) note payable to vendor
  in monthly installments of
  $11,770 plus interest, through
  June 1996, collateralized by
  certain equipment                    211,860        270,925
                                    16,146,527     13,096,799
Less current portion                 2,993,836      2,617,186
                                   $13,152,691    $10,479,613


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                Rainbow Casino Vicksburg Partnership, L.P.

                 Notes to Financial Statements (continued)



3.   Long-Term Debt (continued)

The mandatory redeemable special partnership interest is payable to Alliance. This special limited partnership interest has an irrevocable right to mandatory monthly payments on a pro rata basis with payments required by the 7.5% note payable. In connection with this financing, the Partnership agreed to provide the lender a perpetual royalty of 5.2% from the gross revenues of the gaming facility. At December 31, 1994, the Partnership has not made any payments required by the mandatory redeemable special partnership interest and has not paid the required royalties for the months of October, November and December 1994. Royalties under this agreement were approximately $500,000 for the period from inception through December 31, 1994.

The aggregate principal payments due on long-term debt over the next five years and thereafter are as follows:

               1995                     $ 2,993,836
               1996                       2,973,144
               1997                       2,408,713
               1998                       1,912,687
               1999                       2,061,174
               Thereafter                 3,796,973
                                        $16,146,527

In connection with obtaining utilities for the gaming facility, the Partnership had an outstanding irrevocable standby letter of credit of $150,000 at December 31, 1994, which was fully collateralized by a certificate of deposit of $150,000.

See Note 6 for further information regarding long-term debt.

4.   Commitments

On March 15, 1994, the Partnership entered into a marketing and services agreement with Hospitality Franchise Systems, Inc. This agreement provides for a permanent and unconditional royalty obligation to Hospitality Franchise Systems, Inc. of 12% of annual gaming revenues up to $40,000,000; 11% of annual gaming revenues in excess of $40,000,000 up to $50,000,000; and 10% of annual gaming revenues in excess of $50,000,000. Royalties under this agreement were approximately $1,200,000 for the period from inception through December 31, 1994.


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                Rainbow Casino Vicksburg Partnership, L.P.

                 Notes to Financial Statements (continued)



4.   Commitments (continued)

On July 11, 1994, the Partnership entered into an agreement with the City of Vicksburg to pay a monthly impact fee, based on the number of gaming positions in service each month, for 60 months. For the period from inception through December 31, 1994, this impact fee totaled approximately $329,000 and is included in gaming taxes in the accompanying statement of operations. Additionally, this agreement with the City of Vicksburg requires the Partnership to complete certain noncasino facilities by June 30, 1995 or immediately pay to the City of Vicksburg 2.5% of all gross revenues (as defined) for the period from January 1, 1995 to June 30, 1995 and 5% of all gross revenues (as defined) thereafter until such noncasino facilities are completed. In the event the certified cost of certain noncasino facilities does not exceed $15,000,000 and certain noncasino facilities are not completed by December 31, 1995, the Partnership will be required to immediately pay the City of Vicksburg the difference between the amount of the certified costs and $15,000,000. The Partnership has entered into agreements with third-party developers to finance, construct, and operate substantially all of these noncasino facilities. Management anticipates that the Partnership will meet these requirements in accordance with the agreement.

The Partnership has capital lease arrangements at December 31, 1994 and July 15, 1994. The cost of equipment under capital lease arrangements was $204,000 and accumulated depreciation was $20,400 and $400 at December 31, 1994 and July 15, 1994,
respectively. Amortization of leased assets is included in depreciation and amortization expense.

Future minimum lease payments for the capital lease consisted of the following at December 31, 1994:

          1995                                    $  53,832
          1996                                       53,832
          1997                                       53,832
          1998                                       53,832
          1999                                       22,430
          Total minimum lease payments              237,758
          Less amount representing interest          51,944
          Present value of net minimum lease
            payments (including current portion
            of $34,265)                           $ 185,814


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                Rainbow Casino Vicksburg Partnership, L.P.

                 Notes to Financial Statements (continued)



5.   Supplemental Cash Flow Information

Interest paid during the period from inception through December
31, 1994 was $425,000.

Notes payable include approximately $80,000 of financed interest expense.

During the period from inception through December 31, 1994, the general partner contributed noncash assets and liabilities as follows:

          Inventory                               $    28,855
          Prepaid expenses                            198,197
          Property and equipment, net              14,524,431
          Preopening costs                          2,802,090
          Deferred licensing costs                    156,750
          Other assets                                256,125
          Accrued royalties and management fee
            to related party                          785,698
          Notes payable                               258,403
          Long-term debt                           17,287,377
          Capital lease obligation                    204,068
          Accrued expenses                            331,683

6.   Subsequent Event

On March 29, 1995, the partners entered into an agreement whereby United Gaming Rainbow became the general partner and Rainbow Casino Corporation became the limited partner. Future earnings of the Partnership will be allocated between the general partner and limited partner on a pro rata basis in accordance with the actual distribution of cash (as defined by the agreement). Additionally, Alliance and the lender of the 7.5% note payable (see Note 3) have agreed to provide cash totaling $5,500,000 to upgrade and complete certain aspects of the development.
Further, the agreement provides for the termination of the 5.2% royalty payment to Alliance discussed in Note 3.

At December 31, 1994, the Partnership was in violation of a nonfinancial covenant of the 7.5% note payable to Hospitality Franchise Systems, Inc. resulting from the lack of the timely completion of the remaining portions of the Vicksburg project. In connection with the above mentioned agreement, the lender waived this nonfinancial covenant violation through June 30, 1995. Management believes the Partnership will complete the remaining portions of the Vicksburg project prior to June 30, 1995.


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                       Alliance Gaming Corporation

         Unaudited Pro Forma Consolidated Statement of Operations

               Six Months ended 12/31/94
                     (as reported)
                                         Pro Forma    Pro Forma
                      RCVP     AGC      Adjustments  Consolidated

                 (Dollars in thousands, except share information)

Revenue:
  Gaming              9,798   60,372         (555)      69,615
  Food & Beverage        23    1,950                     1,973
  Equipment Sales                 16                        16
                     ______   ______        _______   ________
    Total Revenues    9,821   62,338         (555)      71,604

Costs & Expenses:
  Cost of gaming
    revenues          5,408   43,867                    49,275
  Cost of food
    & beverage           10    1,414                     1,424
  Cost of equipment
    sales                          9                         9
  Pre-opening costs   2,802                              2,802
  General &
    administrative    1,886   14,296          (321)     15,861
  Depreciation &
    amortizaton         907    4,613                     5,520
                     ______   ______        _______    ________
      Total costs
        & expenses   11,013   64,199          (321)     74,891

Operating
  (loss)             (1,192)  (1,861)         (234)     (3,287)

Interest income                1,504          (107)      1,397
Interest expense       (751)  (3,915)          107      (4,559)
Royalty Fees         (1,670)                   509      (1,161)
Miscellaneous, net               119                       119
Minority share
  of income                     (169)                     (169)
                     ______   ______        _______    ________

     Loss before
       taxes         (3,613)  (4,322)          275      (7,660)

Equity in income
  (loss) from
  affiliate                     (405)          405           0
Income tax expense              (290)                     (290)
                     ______   ______        _______    ________

Net income (loss)    (3,613)  (5,017)          680      (7,950)
                      ======   ======      =======     ========

See notes to unaudited Pro Forma Consolidated Financial
Statements

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                           Alliance Gaming Corp.
               Unaudited Pro Forma Consolidated Balance Sheet

                     As of 12/31/94
                      (as reported)

                                        Pro Forma     Pro Forma
                      RCVP      AGC    Adjustments   Consolidated

           (Dollars in thousands, except share information)


Current assets:
  Cash & cash
    equivalents      1,221    28,189                   29,410
  Securities
    available
    for sale                  12,596                   12,596
  Receivables, net      31     4,060        (257)       3,834
  Inventories           15       633                      648
  Prepaid Expenses      89     2,843                    2,932
  Other current
    assets                       331                      331
     Total current
       assets        1,356    48,652        (257)      49,751

Property & equipment:
  Land &
   improvements      4,274     3,229       2,561       10,064
  Building and
   improvements      4,113     4,364                    8,477
  Furniture,
   fixtures
   & equipment       6,048    41,195                   47,243
  Leasehold
   improvements                5,373                    5,373
  Construction In
   progress            160       125                      285
  Accumulated
   depreciation       (835)  (26,623)                 (27,458)
     Property &
       equipment,
       net          13,760    27,663       2,561       43,984

Other assets:
  Receivables,
    net                        8,951      (3,525)       5,426
  Excess of costs
    over net assets
    of an acquired
    business, net of
    accumulated
    amortization
    of $433                    3,993       3,061        7,054

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  Intangible assets,
    net of accumulated
    amortization of
    $4,849               85   13,249                   13,334
  Investment in
   minority owned
   subsidiary                  6,550      (4,970)       1,580
  Deferred tax assets          1,134                    1,134
  Other assets          426    5,161                    5,587
     Total other
       assets           511   39,038      (5,434)      34,115
     Total assets    15,627  115,353      (3,130)     127,850

Current liabilities:
  Current maturities
    of long term debt,
    including amount
    due to stock-
    holder of $1,008  3,208    1,257                    4,465
  Accounts payable,
   including amount
   due to related
   party of $47      1,309    1,762         (532)       2,539
  Accrued expenses   1,484    5,546                     7,030
     Total current
      liabilities    6,001    8,565         (532)      14,034

Long-term debt,
  less current
  maturities, includ-
  ing amount due to
  stockholder of
  $2,797             13,304  88,118       (2,598)       98,824
Deferred tax
  liabilities                 1,298                      1,298
Other liabilities             3,041                      3,041
     Total
      liabilities    19,305 101,022       (3,130)      117,197

Minority interests              414                        414

Stockholders'equity
  Common stock,
   $0.10 par value;
   authorized
   175,000,000
   shares; issued and
    outstanding
    11,251,350
    shares                    1,125                      1,125

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  Special stock,
    $0.10 par value;
    authorized
    10,000,000 shares;
    issued and
    outstanding
    1,333,333 shares             133                        133
  Paid in capital             30,504                     30,504
  Unrealized loss on
   securities available
   for sale                     (447)                      (447)
  Accumulated
    deficit           (3,678)(17,398)                   (21,057)
     Total S/H
       equity         (3,678) 13,917           0         10,258

     Total
       liabilities
       & equity       15,627 115,353      (3,130)       127,850


See notes to unaudited Pro Forma Consolidated Financial
Statements

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                           ALLIANCE GAMING CORP.
   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                    Six Months Ended December 31, 1994

Operations

1.   Royalty Fees

     Royalty income recognized by the Company and the correlated royalty expense recognized by the Partnership have been eliminated. The royalty was related to financing for the Partnership provided by the Company.

2.   Management Fees

     Management fee income recognized by the Company and the correlated expense recognized by the Partnership have been eliminated. Included in expenses of the Partnership was $275,000 in management fees recognized as income by the Company in Fiscal 1994.

3.   Interest

     Interest income recognized by the Company and the correlated interest expense recognized by the Partnership have been eliminated. The interest is associated with $3,250,000 in financing provided to the Partnership by the Company.

4.   Equity in loss from affiliate

     The Company's equity in losses recognized by the Partnership has been eliminated.


Balance Sheet

1.   Intercompany receivables and payables

     Intercompany receivables and payables between the Company and the Partnership have been eliminated. Included in these amounts are unpaid royalty fees, management fees, interest and other miscellaneous items.

2.   Intercompany notes receivable and payable

     The $3,250,000 note for Partnership financing provided by the Company has been eliminated.

3.   Investment in subsidiary

     The Company's investment in the Partnership, which had been accounted for under the equity method, has been reclassified as goodwill or a step up in basis to the assets acquired.


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4.   Adjustments for purchase

     In connection with the Company's purchase of its additional interest in the Partnership, the Company has assumed a portion of the outstanding debt associated with the construction of the project.